SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) December 7, 2001

                          AMERICAN UNITED GLOBAL, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                      001-13549                    95-4359228
(State or other           (Commission File Number)          (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)




                              11108 NE 106th PLACE
                           KIRKLAND, WASHINGTON 98033

          (Address of principal executive offices, including zip code)

                                ( 425-869-7410 )
              (Registrant's telephone number, including area code)

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ITEM 5.        BOARD OF DIRECTORS DECLARES REVERSE STOCK SPLIT OF COMMON STOCK.

On December 7, 2001 American United Global, Inc. issued a press release stating that the Company's Board of Directors declared a one-for twenty-five reverse stock split of its common stock effective December 17, 2001. The press release is filed as exhibit 99.1 hereto and is included herein by reference.


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

               (a) Not applicable

               (b) Not applicable

               (c) Exhibit 99.1 - Press release


















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     SIGNATURES

          Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                                               AMERICAN UNITED GLOBAL, INC.



                                               By: /s/ David M. Barnes
                                               -----------------------
                                               David M. Barnes
                                               Chief Financial Officer



Dated: December 14, 2001